UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2023

WESTERN ASSET

ULTRA-SHORT INCOME FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, enrolling at franklintempleton.com.

You may access franklintempleton.com by scanning the code below.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income and capital preservation while maintaining liquidity.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Ultra-Short Income Fund for the twelve-month reporting period ended May 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2023

II	Western Asset Ultra- Short Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to seek current income and capital preservation while maintaining liquidity. In seeking to achieve its investment objective, the Fund, under normal circumstances, invests its assets in debt obligations, other fixed income securities and related investments. The Fund may invest in all types of U.S. dollar denominated short-term debt instruments, including bank obligations, commercial paper and asset-backed securities (“ABS”), mortgage-backed securities (“MBS”) (including U.S. government and privately issued MBS, collateralized mortgage obligations and mortgage-related derivative securities), U.S. government agency or instrumentality securities, corporate loans, corporate debt securities, structured instruments and repurchase agreements.

Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective duration, as estimated by Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, of less than or equal to one year. The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable quality by Western Asset), but may invest up to 10% of its assets in below investment grade bonds. Securities rated below investment grade are commonly known as “junk” or “high yield” bonds. The Fund may invest up to 25% of its assets, in U.S. dollar denominated securities of foreign issuers, including MBS and ABS issued by foreign entities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options and futures contracts and other synthetic instruments that are intended to provide economic exposure to the securities or issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the duration), and for other purposes. The Fund may borrow money to buy additional securities or for other purposes.

At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall U.S. fixed income market experienced periods of volatility and declined over the twelve-month reporting period ended May 31, 2023. The market’s weakness was driven by several factors, including elevated and persistent inflation, aggressive Federal Reserve Board (the “Fed”) monetary policy tightening, the repercussions from the COVID-19 pandemic, the war in Ukraine, turmoil in the banking industry, and the debt ceiling debate.

Western Asset Ultra-Short Income Fund 2023 Annual Report	1

Fund overview (cont’d)

Short-term U.S. Treasury yields moved sharply higher as the Fed began to raise interest rates in March 2022 (before the reporting period began) in an attempt to rein in inflation. Over the next twelve months, the central bank hiked rates an additional nine times, bringing the federal funds rate to a range between 5.00% and 5.25% — the highest level since 2007. The yield for the two-year Treasury note began the reporting period at 2.53% (the low for the period) and ended the period at 4.40%. The high of 5.05% took place on March 8, 2023. The yield for the ten-year Treasury note began the reporting period at 2.85% and ended the period at 3.64%. The low of 2.60% occurred on August 1, 2022, and the peak of 4.25% took place on October 24, 2022. All told, the Bloomberg U.S. Aggregate Indexi returned -2.14% for the twelve months ended May 31, 2023.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We maintained an overweight duration stance relative to the Fund’s benchmark, the ICE BofA 3-Month U.S. Treasury Bill Indexii, but adjusted this position throughout the reporting period as rates fluctuated. We increased the Fund’s overweight exposure to spread sectors, in particular to structured products, agency MBS, investment-grade corporate bonds, emerging markets and, to a lesser extent, high yield corporate bonds, as spreads widened during the reporting period. In contrast, we reduced the Fund’s exposure to U.S. Treasuries.

During the reporting period, we used interest rate futures, options and swaps to manage the Fund’s duration and yield curve exposure. In aggregate, these instruments contributed to performance. Index credit default swaps, which were used to manage the Fund’s exposure to credit index spread levels, also contributed to performance.

Performance review

For the twelve months ended May 31, 2023, Class A shares of Western Asset Ultra-Short Income Fund, excluding sales charges, returned 3.28%. The Fund’s unmanaged benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index, returned 3.14% for the same period.

Performance Snapshot as of May 31, 2023 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Ultra-Short Income Fund:
Class A	2.64%	3.28%
Class C	2.36%	2.50%
Class C1[1]	2.35%	2.28%[2]
Class I	2.90%	3.55%
Class IS	2.79%	3.58%
ICE BofA 3-Month U.S. Treasury Bill Index	2.16%	3.14%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

2	Western Asset Ultra-Short Income Fund 2023 Annual Report

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2023 for Class A, Class C, Class C1, Class I and Class IS shares were 4.43%, 3.65%, 3.69%, 4.70% and 4.73%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class I and Class IS shares would have been 4.39%, 3.61%, 4.62% and 4.68%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2022, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 0.67%, 1.45%, 1.32%, 0.44% and 0.37%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.65% for Class A shares, 1.63% for Class C shares, 1.38% for Class C1 shares, 0.38% for Class I shares and 0.35% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense limitation (“expense cap”) for Class A, Class I and Class IS shares as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan pro-grams authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

[2]

Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at May 31, 2022 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

Western Asset Ultra-Short Income Fund 2023 Annual Report	3

Fund overview (cont’d)

time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight exposure to investment-grade corporate credit, due to favorable subsector allocation, as spreads fluctuated. Exposures to structured products also contributed, mainly due to ABS and commercial mortgage-backed security (“CMBS”) exposures, though non-agency residential MBS exposures modestly detracted. Finally, the Fund’s exposures to high-yield corporate bonds and emerging markets were beneficial.

Q. What were the leading detractors from performance?

A. The Fund’s yield curve positioning was the largest detractor to performance, mainly due to an overweight focus on the front end earlier in the reporting period, as the two- and five-year curve significantly flattened and ultimately inverted. Elsewhere, overweight duration positioning was a modest detractor as yields rose during the reporting period.

Thank you for your investment in Western Asset Ultra-Short Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 13, 2023

RISKS: Investments in bonds are subject to interest rate and credit risks. High yield bonds, sometimes referred to as “junk” bonds, are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investments in securities of foreign issuers or issuers with significant exposure to foreign markets are subject to additional risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the

4	Western Asset Ultra-Short Income Fund 2023 Annual Report

global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 37 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2023 were: corporate bonds & notes (52.8%), asset-backed securities (19.5%), collateralized mortgage obligations (17.6%), mortgage-backed securities (4.4%) and senior loans (2.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that comprises a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.

Western Asset Ultra-Short Income Fund 2023 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2023 and May 31, 2022 and does not include derivatives, such as written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*	Prior year percentages have been restated to reflect current classifications.

6	Western Asset Ultra-Short Income Fund 2023 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2022 and held for the six months ended May 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.64%	$1,000.00	$1,026.40	0.65%	$3.28	Class A	5.00%	$1,000.00	$1,021.69	0.65%	$3.28
Class C	2.36	1,000.00	1,023.60	1.40	7.06	Class C	5.00	1,000.00	1,017.95	1.40	7.04
Class C1	2.35	1,000.00	1,023.50	1.38	6.96	Class C1	5.00	1,000.00	1,018.05	1.38	6.94
Class I	2.90	1,000.00	1,029.00	0.38	1.92	Class I	5.00	1,000.00	1,023.04	0.38	1.92
Class IS	2.79	1,000.00	1,027.90	0.35	1.77	Class IS	5.00	1,000.00	1,023.19	0.35	1.77

[1]	For the six months ended May 31, 2023.

Western Asset Ultra-Short Income Fund 2023 Annual Report	7

Fund expenses (unaudited) (cont’d)

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

8	Western Asset Ultra-Short Income Fund 2023 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class I	Class IS
Twelve Months Ended 5/31/23	3.28%	2.50%	2.28%[2]	3.55%	3.58%
Five Years Ended 5/31/23	1.51	1.07	0.98	1.80	1.85
Ten Years Ended 5/31/23	1.54	0.90	0.98	1.77	N/A
Inception* through 5/31/23	—	—	—	—	1.90

With sales charges[3]	Class A4	Class C	Class C1	Class I	Class IS
Twelve Months Ended 5/31/23	3.28%	1.50%	2.28%[2]	3.55%	3.58%
Five Years Ended 5/31/23	1.51	1.07	0.98	1.80	1.85
Ten Years Ended 5/31/23	1.54	0.90	0.98	1.77	N/A
Inception* through 5/31/23	—	—	—	—	1.90

Cumulative total returns

Without sales charges[1]
Class A (5/31/13 through 5/31/23)	16.49%
Class C (5/31/13 through 5/31/23)	9.40
Class C1 (5/31/13 through 5/31/23)	10.23
Class I (5/31/13 through 5/31/23)	19.13
Class IS (Inception date of 1/31/14 through 5/31/23)	19.21

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at May 31, 2022 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[4]

Prior to September 7, 2018 purchases of Class A shares were subject to a maximum front-end sales charge of 2.25%. Performance shown above does not reflect this sales charge. If the sales charge had been included, performance would have been lower.

*	Inception dates for Class A, C, C1, I and IS shares are April 18, 1997, August 1, 2012, June 22, 1992, October 17, 2002 and January 31, 2014, respectively.

Western Asset Ultra-Short Income Fund 2023 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class C1 shares of Western Asset Ultra-Short Income Fund vs. ICE BofA 3-Month U.S. Treasury Bill Index and FTSE 6-Month U.S. Treasury Bill Index† — May 2013 - May 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class C1 shares of Western Asset Ultra-Short Income Fund on May 31, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2023. The hypothetical illustration also assumes a $10,000 investment in the ICE BofA 3-Month U.S. Treasury Bill Index and the FTSE 6-Month U.S. Treasury Bill Index (together, the “Indices”). The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that comprises a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The FTSE 6-Month U.S. Treasury Bill Index is an unmanaged market index generally representative of the average yield of 6-month U.S. Treasury bills. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C1 shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Ultra-Short Income Fund 2023 Annual Report

Schedule of investments

May 31, 2023

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 52.8%
Communication Services — 5.8%
Diversified Telecommunication Services — 2.2%
AT&T Inc., Senior Notes	0.900%	3/25/24	$3,290,000	$3,175,326
NTT Finance Corp., Senior Notes	0.583%	3/1/24	1,560,000	1,504,812	(a)
Verizon Communications Inc., Senior Notes	0.750%	3/22/24	780,000	750,426
Verizon Communications Inc., Senior Notes	1.450%	3/20/26	710,000	649,782
Verizon Communications Inc., Senior Notes	1.680%	10/30/30	568,000	451,905
Verizon Communications Inc., Senior Notes (3 mo. USD LIBOR + 1.100%)	6.421%	5/15/25	3,290,000	3,321,489	(b)
Total Diversified Telecommunication Services				9,853,740
Entertainment — 0.6%
Warnermedia Holdings Inc., Senior Notes	3.638%	3/15/25	1,440,000	1,394,128
Warnermedia Holdings Inc., Senior Notes	6.412%	3/15/26	230,000	230,560
Warnermedia Holdings Inc., Senior Notes	3.755%	3/15/27	1,190,000	1,115,598
Total Entertainment				2,740,286
Media — 2.0%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	700,000	649,364	(a)
Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes (3 mo. USD LIBOR + 1.650%)	6.949%	2/1/24	2,710,000	2,719,979	(b)
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	3,170,000	3,118,247
Comcast Corp., Senior Notes	3.950%	10/15/25	1,410,000	1,386,391
DISH DBS Corp., Senior Secured Notes	5.250%	12/1/26	130,000	102,933	(a)
Fox Corp., Senior Notes	4.030%	1/25/24	1,250,000	1,236,369
Total Media				9,213,283
Wireless Telecommunication Services — 1.0%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	480,000	513,583
Sprint LLC, Senior Notes	7.125%	6/15/24	1,150,000	1,162,849
T-Mobile USA Inc., Senior Notes	3.500%	4/15/25	2,990,000	2,900,228
T-Mobile USA Inc., Senior Notes	3.375%	4/15/29	90,000	81,545
Total Wireless Telecommunication Services				4,658,205
Total Communication Services				26,465,514
Consumer Discretionary — 2.7%
Automobiles — 1.7%
American Honda Finance Corp., Senior Notes	2.400%	6/27/24	1,400,000	1,356,853
Ford Motor Credit Co. LLC, Senior Notes	3.375%	11/13/25	1,800,000	1,661,845

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2023 Annual Report	11

Schedule of investments (cont’d)

May 31, 2023

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Automobiles — continued
Ford Motor Credit Co. LLC, Senior Notes	4.950%	5/28/27	$610,000	$571,550
General Motors Financial Co. Inc., Senior Notes	2.750%	6/20/25	910,000	862,818
General Motors Financial Co. Inc., Senior Notes	1.500%	6/10/26	1,600,000	1,423,145
Nissan Motor Acceptance Co. LLC, Senior Notes	2.000%	3/9/26	1,100,000	955,213	(a)
Nissan Motor Co. Ltd., Senior Notes	3.043%	9/15/23	950,000	940,546	(a)
Toyota Motor Credit Corp., Senior Notes	0.450%	1/11/24	200,000	194,162
Total Automobiles				7,966,132
Broadline Retail — 0.2%
eBay Inc., Senior Notes	1.400%	5/10/26	790,000	715,042
Hotels, Restaurants & Leisure — 0.7%
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	2,880,000	2,694,365
Sands China Ltd., Senior Notes	2.800%	3/8/27	330,000	284,342
Sands China Ltd., Senior Notes	3.350%	3/8/29	220,000	181,678
Total Hotels, Restaurants & Leisure				3,160,385
Household Durables — 0.0%††
DR Horton Inc., Senior Notes	2.500%	10/15/24	130,000	124,944
Specialty Retail — 0.1%
Home Depot Inc., Senior Notes	2.875%	4/15/27	310,000	294,108
Total Consumer Discretionary				12,260,611
Consumer Staples — 1.5%
Beverages — 0.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes (3 mo. USD LIBOR + 0.740%)	5.938%	1/12/24	1,655,000	1,657,778	(b)
Personal Care Products — 0.4%
Haleon UK Capital PLC, Senior Notes	3.125%	3/24/25	1,130,000	1,087,187
Kenvue Inc., Senior Notes	5.350%	3/22/26	980,000	996,424	(a)
Total Personal Care Products				2,083,611
Tobacco — 0.7%
Altria Group Inc., Senior Notes	2.350%	5/6/25	1,010,000	957,455
Altria Group Inc., Senior Notes	2.625%	9/16/26	1,730,000	1,616,853
BAT International Finance PLC, Senior Notes	1.668%	3/25/26	850,000	766,326
Total Tobacco				3,340,634
Total Consumer Staples				7,082,023
Energy — 6.8%
Oil, Gas & Consumable Fuels — 6.8%
Chevron USA Inc., Senior Notes	0.687%	8/12/25	170,000	156,481

See Notes to Financial Statements.

12	Western Asset Ultra-Short Income Fund 2023 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Continental Resources Inc., Senior Notes	2.268%	11/15/26	$130,000	$116,311	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	2,830,000	2,868,694
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	3,080,000	2,937,519
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	30,000	26,456	(b)(c)
Energy Transfer LP, Senior Notes	4.500%	4/15/24	730,000	722,895
Energy Transfer LP, Senior Notes	4.750%	1/15/26	1,340,000	1,320,866
Enterprise Products Operating LLC, Senior Notes	3.750%	2/15/25	650,000	637,860
Enterprise Products Operating LLC, Senior Notes	3.700%	2/15/26	3,110,000	3,029,770
EOG Resources Inc., Senior Notes	4.150%	1/15/26	2,040,000	2,018,340
EQT Corp., Senior Notes	3.125%	5/15/26	1,800,000	1,668,357	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	560,000	520,856
EQT Corp., Senior Notes	5.000%	1/15/29	40,000	37,760
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	1,690,000	1,658,483
MPLX LP, Senior Notes	4.875%	6/1/25	50,000	49,436
MPLX LP, Senior Notes	1.750%	3/1/26	1,350,000	1,231,187
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	730,000	668,979
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	170,000	153,820
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	1,400,000	1,408,120
Pioneer Natural Resources Co., Senior Notes	1.125%	1/15/26	1,210,000	1,095,400
QatarEnergy, Senior Notes	1.375%	9/12/26	1,620,000	1,464,138	(a)
Shell International Finance BV, Senior Notes (3 mo. USD LIBOR + 0.400%)	5.721%	11/13/23	1,030,000	1,032,462	(b)
Targa Resources Corp., Senior Notes	5.200%	7/1/27	1,630,000	1,609,928
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	2,020,000	2,141,096
Western Midstream Operating LP, Senior Notes	3.950%	6/1/25	190,000	182,975
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	1,800,000	1,738,648
Williams Cos. Inc., Senior Notes	4.500%	11/15/23	960,000	954,928
Total Energy				31,451,765
Financials — 22.8%
Banks — 14.9%
Banco Santander SA, Senior Notes (4.175% to 3/24/27 then 1 year Treasury Constant Maturity Rate + 2.000%)	4.175%	3/24/28	1,600,000	1,505,568	(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2023 Annual Report	13

Schedule of investments (cont’d)

May 31, 2023

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Bank of America Corp., Senior Notes (1.319% to 6/19/25 then SOFR + 1.150%)	1.319%	6/19/26	$3,840,000	$3,524,340	(b)
Bank of America Corp., Senior Notes (3 mo. USD LIBOR + 0.960%)	6.233%	7/23/24	1,000,000	1,000,737	(b)
Bank of America Corp., Senior Notes (3.841% to 4/25/24 then SOFR + 1.110%)	3.841%	4/25/25	1,760,000	1,730,392	(b)
Bank of America Corp., Subordinated Notes (3 mo. USD LIBOR + 0.760%)	5.626%	9/15/26	200,000	194,378	(b)
Bank of Montreal, Senior Notes	0.625%	7/9/24	1,650,000	1,563,063
Bank of Montreal, Senior Notes	1.850%	5/1/25	650,000	609,166
Bank of Nova Scotia, Senior Notes	1.350%	6/24/26	780,000	697,049
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	3,000,000	2,786,030	(a)(b)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	400,000	396,310	(a)(b)
BNP Paribas SA, Senior Notes (5.125% to 1/13/28 then 1 year Treasury Constant Maturity Rate + 1.450%)	5.125%	1/13/29	850,000	847,981	(a)(b)
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. Term SOFR + 4.167%)	5.950%	5/15/25	400,000	376,149	(b)(c)
Citigroup Inc., Senior Notes (0.776% to 10/30/23 then SOFR + 0.686%)	0.776%	10/30/24	2,570,000	2,515,003	(b)
Citigroup Inc., Senior Notes (0.981% to 5/1/24 then SOFR + 0.669%)	0.981%	5/1/25	2,780,000	2,652,594	(b)
Citigroup Inc., Senior Notes (3.106% to 4/8/25 then SOFR + 2.842%)	3.106%	4/8/26	1,570,000	1,505,786	(b)
Citigroup Inc., Senior Notes (3.290% to 3/17/25 then SOFR + 1.528%)	3.290%	3/17/26	1,250,000	1,202,913	(b)
Cooperatieve Rabobank UA, Senior Notes	2.625%	7/22/24	320,000	309,807	(a)
Cooperatieve Rabobank UA, Senior Notes (3.649% to 4/6/27 then 1 year Treasury Constant Maturity Rate + 1.220%)	3.649%	4/6/28	550,000	513,582	(a)(b)
Credit Agricole SA, Senior Notes (1.907% to 6/16/25 then SOFR + 1.676%)	1.907%	6/16/26	900,000	832,313	(a)(b)
Danske Bank A/S, Senior Notes (1.226% to 6/22/23 then 1 year Treasury Constant Maturity Rate + 1.000%)	1.226%	6/22/24	500,000	498,717	(a)(b)
Danske Bank A/S, Senior Notes (3.773% to 3/28/24 then 1 year Treasury Constant Maturity Rate + 1.450%)	3.773%	3/28/25	3,380,000	3,301,479	(a)(b)

See Notes to Financial Statements.

14	Western Asset Ultra-Short Income Fund 2023 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
DNB Bank ASA, Senior Notes (1.535% to 5/25/26 then 1 year Treasury Constant Maturity Rate + 0.720%)	1.535%	5/25/27	$1,230,000	$1,092,155	(a)(b)
HSBC Holdings PLC, Senior Notes (0.976% to 5/24/24 then SOFR + 0.708%)	0.976%	5/24/25	490,000	465,660	(b)
JPMorgan Chase & Co., Senior Notes (0.824% to 6/1/24 then 3 mo. Term SOFR + 0.540%)	0.824%	6/1/25	2,290,000	2,176,274	(b)
JPMorgan Chase & Co., Senior Notes (2.083% to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	2,740,000	2,577,697	(b)
JPMorgan Chase & Co., Senior Notes (3 mo. USD LIBOR + 0.850%)	6.061%	1/10/25	1,690,000	1,690,127	(b)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. Term SOFR + 1.262%)	4.023%	12/5/24	2,980,000	2,954,000	(b)
KeyBank NA, Senior Notes (SOFR + 0.340%)	5.334%	1/3/24	1,720,000	1,682,131	(b)
Lloyds Banking Group PLC, Senior Notes (3.870% to 7/9/24 then 1 year Treasury Constant Maturity Rate + 3.500%)	3.870%	7/9/25	250,000	244,029	(b)
Mizuho Financial Group Inc., Senior Notes (0.849% to 9/8/23 then SOFR + 0.872%)	0.849%	9/8/24	400,000	394,188	(b)
Nordea Bank Abp, Senior Notes	0.625%	5/24/24	2,680,000	2,552,157	(a)
Royal Bank of Canada, Senior Notes	3.375%	4/14/25	1,230,000	1,190,645
Royal Bank of Canada, Senior Notes	1.150%	7/14/26	2,750,000	2,457,934
Santander UK Group Holdings PLC, Senior Notes (1.673% to 6/14/26 then SOFR + 0.989%)	1.673%	6/14/27	800,000	693,805	(b)
Sumitomo Mitsui Financial Group Inc., Senior Notes	0.508%	1/12/24	200,000	193,913
Sumitomo Mitsui Financial Group Inc., Senior Notes (3 mo. USD LIBOR + 0.800%)	6.060%	10/16/23	1,200,000	1,201,455	(b)
Swedbank AB, Senior Notes	3.356%	4/4/25	1,960,000	1,891,188	(a)
Toronto-Dominion Bank, Senior Notes	1.200%	6/3/26	3,040,000	2,710,520
Wells Fargo & Co., Senior Notes (1.654% to 6/2/23 then SOFR + 1.600%)	1.654%	6/2/24	4,370,000	4,370,000	(b)
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	4,850,000	4,565,429	(b)
Wells Fargo & Co., Senior Notes (3.908% to 4/25/25 then SOFR + 1.320%)	3.908%	4/25/26	2,770,000	2,697,135	(b)
Westpac Banking Corp., Senior Notes	1.150%	6/3/26	2,160,000	1,940,104
Total Banks				68,303,903

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2023 Annual Report	15

Schedule of investments (cont’d)

May 31, 2023

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — 6.6%
Bank of New York Mellon Corp., Senior Notes	2.100%	10/24/24	$1,010,000	$967,442
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	450,000	423,062
Charles Schwab Corp., Senior Notes	0.750%	3/18/24	1,880,000	1,806,006
Charles Schwab Corp., Senior Notes	1.150%	5/13/26	1,360,000	1,193,787
Credit Suisse AG, Senior Notes	0.520%	8/9/23	610,000	602,146
Credit Suisse AG, Senior Notes	0.495%	2/2/24	570,000	545,165
Credit Suisse AG, Senior Notes	4.750%	8/9/24	250,000	243,818
Credit Suisse AG, Senior Notes	7.950%	1/9/25	300,000	304,950
Credit Suisse Group AG, Senior Notes (2.193% to 6/5/25 then SOFR + 2.044%)	2.193%	6/5/26	2,390,000	2,171,110	(a)(b)
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,310,000	1,293,172
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	150,000	144,922
Goldman Sachs Group Inc., Senior Notes (0.657% to 9/10/23 then SOFR + 0.505%)	0.657%	9/10/24	3,000,000	2,954,434	(b)
Goldman Sachs Group Inc., Senior Notes (0.855% to 2/12/25 then SOFR + 0.609%)	0.855%	2/12/26	4,530,000	4,149,733	(b)
Morgan Stanley, Senior Notes (0.985% to 12/10/25 then SOFR + 0.720%)	0.985%	12/10/26	8,320,000	7,439,296	(b)
Morgan Stanley, Senior Notes (3.620% to 4/17/24 then SOFR + 1.160%)	3.620%	4/17/25	2,080,000	2,038,413	(b)
Morgan Stanley, Senior Notes (SOFR + 0.455%)	5.520%	1/25/24	2,360,000	2,358,335	(b)
UBS AG, Senior Notes	1.250%	6/1/26	800,000	708,489	(a)
UBS Group AG, Senior Notes	4.125%	9/24/25	600,000	576,558	(a)
UBS Group AG, Senior Notes (1.494% to 8/10/26 then 1 year Treasury Constant Maturity Rate + 0.850%)	1.494%	8/10/27	650,000	560,801	(a)(b)
Total Capital Markets				30,481,639
Financial Services — 1.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.875%	1/16/24	500,000	495,765
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	2.450%	10/29/26	1,120,000	999,318
GA Global Funding Trust, Secured Notes	1.625%	1/15/26	1,500,000	1,343,150	(a)
National Securities Clearing Corp., Senior Notes	1.500%	4/23/25	500,000	466,585	(a)
PayPal Holdings Inc., Senior Notes	1.650%	6/1/25	1,330,000	1,251,575
USAA Capital Corp., Senior Notes	0.500%	5/1/24	750,000	717,965	(a)
Total Financial Services				5,274,358

See Notes to Financial Statements.

16	Western Asset Ultra-Short Income Fund 2023 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Insurance — 0.1%
Allstate Corp., Senior Notes	0.750%	12/15/25	$200,000	$179,868
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	390,000	358,849	(a)
Total Insurance				538,717
Total Financials				104,598,617
Health Care — 4.8%
Biotechnology — 0.7%
AbbVie Inc., Senior Notes	2.600%	11/21/24	2,130,000	2,051,650
AbbVie Inc., Senior Notes	3.800%	3/15/25	300,000	293,580
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	720,000	709,936
Total Biotechnology				3,055,166
Health Care Equipment & Supplies — 0.0%††
Becton Dickinson & Co., Senior Notes	3.363%	6/6/24	186,000	182,138
Health Care Providers & Services — 3.1%
Centene Corp., Senior Notes	4.250%	12/15/27	400,000	376,272
Centene Corp., Senior Notes	4.625%	12/15/29	110,000	102,113
Cigna Group., Senior Notes	3.500%	6/15/24	1,180,000	1,155,506
Cigna Group., Senior Notes (3 mo. USD LIBOR + 0.890%)	6.150%	7/15/23	2,585,000	2,585,434	(b)
CVS Health Corp., Senior Notes	2.625%	8/15/24	2,440,000	2,365,014
CVS Health Corp., Senior Notes	3.875%	7/20/25	3,160,000	3,095,146
CVS Health Corp., Senior Notes	3.000%	8/15/26	250,000	235,724
Humana Inc., Senior Notes	4.500%	4/1/25	300,000	296,848
Humana Inc., Senior Notes	1.350%	2/3/27	2,040,000	1,791,530
UnitedHealth Group Inc., Senior Notes	0.550%	5/15/24	1,670,000	1,596,267
UnitedHealth Group Inc., Senior Notes	3.700%	5/15/27	800,000	781,866
Total Health Care Providers & Services				14,381,720
Pharmaceuticals — 1.0%
Astrazeneca Finance LLC, Senior Notes	1.200%	5/28/26	1,670,000	1,512,609
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.750%	5/9/27	3,080,000	2,841,759
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	5.125%	5/9/29	210,000	189,460
Total Pharmaceuticals				4,543,828
Total Health Care				22,162,852
Industrials — 4.3%
Aerospace & Defense — 1.9%
Boeing Co., Senior Notes	1.433%	2/4/24	3,290,000	3,192,059
Boeing Co., Senior Notes	4.875%	5/1/25	850,000	841,749

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2023 Annual Report	17

Schedule of investments (cont’d)

May 31, 2023

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Aerospace & Defense — continued
Boeing Co., Senior Notes	2.750%	2/1/26	$2,910,000	$2,726,228
General Dynamics Corp., Senior Notes	3.250%	4/1/25	1,010,000	982,209
General Dynamics Corp., Senior Notes	1.150%	6/1/26	1,180,000	1,074,466
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	160,000	154,355
Total Aerospace & Defense				8,971,066
Commercial Services & Supplies — 0.0%††
Republic Services Inc., Senior Notes	2.500%	8/15/24	200,000	193,489
Ground Transportation — 0.3%
Canadian Pacific Railway Co., Senior Notes	1.750%	12/2/26	1,400,000	1,270,802
Industrial Conglomerates — 0.1%
3M Co., Senior Notes	2.000%	2/14/25	400,000	380,489
Machinery — 0.4%
John Deere Capital Corp., Senior Notes	1.050%	6/17/26	1,140,000	1,032,545
PACCAR Financial Corp., Senior Notes	1.100%	5/11/26	740,000	670,804
Vertiv Group Corp., Senior Secured Notes	4.125%	11/15/28	110,000	98,482	(a)
Total Machinery				1,801,831
Passenger Airlines — 1.0%
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	700,000	735,400
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	700,000	719,491	(a)
Hawaiian Brand Intellectual Property Ltd./ HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	40,000	37,232	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	414,000	418,331	(a)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	2,670,000	2,528,627	(a)
Total Passenger Airlines				4,439,081
Trading Companies & Distributors — 0.6%
Air Lease Corp., Senior Notes	0.700%	2/15/24	250,000	241,104
Air Lease Corp., Senior Notes	1.875%	8/15/26	2,380,000	2,104,199
Air Lease Corp., Senior Notes	5.300%	2/1/28	290,000	286,796
Total Trading Companies & Distributors				2,632,099
Total Industrials				19,688,857
Information Technology — 2.5%
Electronic Equipment, Instruments & Components — 0.3%
Vontier Corp., Senior Notes	1.800%	4/1/26	1,530,000	1,361,796
Semiconductors & Semiconductor Equipment — 1.2%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.625%	1/15/24	300,000	295,938
Broadcom Inc., Senior Notes	3.150%	11/15/25	1,470,000	1,403,571

See Notes to Financial Statements.

18	Western Asset Ultra-Short Income Fund 2023 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Semiconductors & Semiconductor Equipment — continued
Intel Corp., Senior Notes	1.600%	8/12/28	$1,600,000	$1,389,072
Microchip Technology Inc., Senior Notes	0.983%	9/1/24	1,650,000	1,554,792
TSMC Arizona Corp., Senior Notes	1.750%	10/25/26	1,090,000	984,908
Total Semiconductors & Semiconductor Equipment				5,628,281
Software — 0.5%
Oracle Corp., Senior Notes	3.400%	7/8/24	2,200,000	2,151,441
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc., Senior Notes	1.400%	8/5/28	2,560,000	2,239,486
Total Information Technology				11,381,004
Materials — 1.2%
Metals & Mining — 0.9%
Glencore Funding LLC, Senior Notes	1.625%	9/1/25	1,630,000	1,502,021	(a)
Glencore Funding LLC, Senior Notes	1.625%	4/27/26	1,320,000	1,195,269	(a)
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	1,000,000	1,032,123
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	620,000	590,421
Total Metals & Mining				4,319,834
Paper & Forest Products — 0.3%
Georgia-Pacific LLC, Senior Notes	0.950%	5/15/26	1,250,000	1,116,356	(a)
Total Materials				5,436,190
Real Estate — 0.1%
Health Care REITs — 0.1%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	3.875%	6/30/28	430,000	370,288	(a)
Utilities — 0.3%
Electric Utilities — 0.3%
Pacific Gas and Electric Co., First Mortgage Bonds	4.250%	8/1/23	600,000	597,253
Southern California Edison Co., First Mortgage Bonds	0.975%	8/1/24	1,050,000	996,770
Total Utilities				1,594,023
Total Corporate Bonds & Notes (Cost — $258,244,004)				242,491,744
Asset-Backed Securities — 19.5%
AccessLex Institute, 2007-A A3 (3 mo. USD LIBOR + 0.300%)	5.696%	5/25/36	742,467	720,181	(b)
Aegis Asset Backed Securities Trust, 2005-5 M1 (1 mo. USD LIBOR + 0.645%)	5.783%	12/25/35	1,632,299	1,515,985	(b)
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, 2005-4 M2 (1 mo. USD LIBOR + 0.705%)	5.843%	10/25/35	513,778	468,982	(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2023 Annual Report	19

Schedule of investments (cont’d)

May 31, 2023

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
AMMC CLO Ltd., 2020-23A A1R (3 mo. USD LIBOR + 1.040%)	6.300%	10/17/31	$3,120,000	$3,081,288	(a)(b)
Avis Budget Rental Car Funding AESOP LLC, 2020-2A A	2.020%	2/20/27	600,000	549,894	(a)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A A	1.380%	8/20/27	940,000	831,043	(a)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A C	2.130%	8/20/27	940,000	819,603	(a)
Ballyrock CLO Ltd., 2019-2A A1BR (3 mo. USD LIBOR + 1.200%)	6.579%	11/20/30	540,000	528,872	(a)(b)
Bayview Financial Mortgage Pass-Through Trust, 2006-A M3 (1 mo. USD LIBOR + 0.975%)	6.135%	2/28/41	40,507	40,500	(b)
Black Diamond CLO Ltd., 2017-1A A1AR (3 mo. USD LIBOR + 1.050%)	6.323%	4/24/29	444,715	442,513	(a)(b)
BlueMountain CLO Ltd., 2015-3A A1R (3 mo. USD LIBOR + 1.000%)	6.250%	4/20/31	650,000	640,802	(a)(b)
BRSP Ltd., 2021-FL1 A (1 mo. Term SOFR + 1.264%)	6.338%	8/19/38	1,250,000	1,208,112	(a)(b)
Carlyle US CLO Ltd., 2017-2A A1R (3 mo. USD LIBOR + 1.050%)	6.300%	7/20/31	1,590,000	1,570,098	(a)(b)
Cascade MH Asset Trust, 2021-MH1 A1	1.753%	2/25/46	250,720	217,219	(a)
CCG Receivables Trust, 2021-2 A2	0.540%	3/14/29	621,072	595,941	(a)
Cedar Funding CLO Ltd., 2016-5A AFRR	1.937%	7/17/31	2,570,000	2,394,262	(a)
Cerberus Loan Funding LP, 2019-2A A1 (3 mo. USD LIBOR + 1.800%)	7.060%	1/15/32	530,000	527,945	(a)(b)
Cerberus Loan Funding LP, 2020-1A A (3 mo. USD LIBOR + 1.850%)	7.110%	10/15/31	301,437	300,919	(a)(b)
CIFC Funding Ltd., 2017-1A AR (3 mo. USD LIBOR + 1.010%)	6.271%	4/23/29	199,925	198,409	(a)(b)
CMFT Net Lease Master Issuer LLC, 2021-1 A1	2.090%	7/20/51	1,028,516	847,232	(a)
Commonbond Student Loan Trust, 2021-AGS A	1.200%	3/25/52	461,010	386,123	(a)
Commonbond Student Loan Trust, 2021-BGS A	1.170%	9/25/51	1,053,359	866,310	(a)
Credit Suisse European Mortgage Capital Ltd., 2019-1OTF A (3 mo. USD LIBOR + 2.900%)	8.199%	8/9/24	930,000	895,866	(a)(b)
Cutwater Ltd., 2015-1A AR (3 mo. USD LIBOR + 1.220%)	6.480%	1/15/29	169,657	169,274	(a)(b)
CWABS Revolving Home Equity Loan Trust, 2004-B 1A (1 mo. USD LIBOR + 0.220%)	5.327%	2/15/29	104,545	103,972	(b)
ECMC Group Student Loan Trust, 2016-1A A (1 mo. USD LIBOR + 1.350%)	6.488%	7/26/66	1,699,163	1,678,094	(a)(b)
Evergreen Credit Card Trust, 2021-1 A	0.900%	10/15/26	1,700,000	1,599,048	(a)

See Notes to Financial Statements.

20	Western Asset Ultra-Short Income Fund 2023 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Ford Credit Auto Owner Trust, 2020-2 A	1.060%	4/15/33	$1,000,000	$911,426	(a)
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	670,000	643,541
Ford Credit Floorplan Master Owner Trust, 2020-2 A	1.060%	9/15/27	850,000	777,162
GM Financial Revolving Receivables Trust, 2021-1 A	1.170%	6/12/34	5,500,000	4,876,934	(a)
GoldenTree Loan Opportunities Ltd., 2014-9A BR2 (3 mo. USD LIBOR + 1.600%)	6.899%	10/29/29	650,000	641,930	(a)(b)
Golub Capital Partners CLO LP, 2021-54A A (3 mo. USD LIBOR + 1.530%)	6.856%	8/5/33	1,040,000	1,009,476	(a)(b)
Golub Capital Partners CLO Ltd., 2018-36A B (3 mo. USD LIBOR + 1.650%)	6.976%	2/5/31	1,480,000	1,415,777	(a)(b)
Golub Capital Partners CLO Ltd., 2020-47A A1 (3 mo. USD LIBOR + 1.680%)	7.006%	5/5/32	1,220,000	1,204,969	(a)(b)
Golub Capital Partners CLO Ltd., 2020-49A AR (3 mo. USD LIBOR + 1.530%)	6.780%	8/26/33	690,000	674,184	(a)(b)
GoodLeap Sustainable Home Solutions Trust, 2021-5CS A	2.310%	10/20/48	830,118	646,559	(a)
Great Lakes Kcap F3c Senior LLC, 2017-1A A (3 mo. USD LIBOR + 1.900%)	6.863%	12/20/29	1,236,251	1,234,602	(a)(b)
Greystone CRE Notes Ltd., 2021-FL3 A (1 mo. Term SOFR + 1.134%)	6.194%	7/15/39	1,280,000	1,250,733	(a)(b)
Greywolf CLO Ltd., 2018-1A A2 (3 mo. Term SOFR + 1.890%)	6.958%	4/26/31	1,017,000	998,247	(a)(b)
Grippen Park CLO Ltd., 2017-1A A (3 mo. USD LIBOR + 1.260%)	6.510%	1/20/30	365,816	362,974	(a)(b)
Grippen Park CLO Ltd., 2017-1A C (3 mo. USD LIBOR + 2.300%)	7.550%	1/20/30	820,000	790,412	(a)(b)
Hertz Vehicle Financing LLC, 2021-1A A	1.210%	12/26/25	400,000	373,524	(a)
Hertz Vehicle Financing LP, 2021-2A A	1.680%	12/27/27	1,500,000	1,322,328	(a)
HGI CRE CLO Ltd., 2021-FL2 A (1 mo. USD LIBOR + 1.000%)	6.105%	9/17/36	1,284,562	1,242,527	(a)(b)
Hildene Community Funding CDO Ltd., 2015-1A ARR	2.600%	11/1/35	518,001	420,464	(a)
Home Equity Mortgage Loan Asset-Backed Trust, 2005-C M2 (1 mo. USD LIBOR + 0.750%)	5.888%	10/25/35	552,547	536,646	(b)
KREF Ltd., 2021-FL2 A (1 mo. USD LIBOR + 1.070%)	6.178%	2/15/39	1,300,000	1,256,371	(a)(b)
Long Beach Mortgage Loan Trust, 2004-5 A5 (1 mo. USD LIBOR + 0.560%)	5.698%	9/25/34	227,914	225,166	(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2023 Annual Report	21

Schedule of investments (cont’d)

May 31, 2023

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Madison Park Funding Ltd., 2019-35A A1R (3 mo. USD LIBOR + 0.990%)	6.240%	4/20/32	$760,000	$748,716	(a)(b)
Magnetite Ltd., 2015-14RA A2 (3 mo. USD LIBOR + 1.120%)	6.382%	10/18/31	530,000	522,316	(a)(b)
MF1 Ltd., 2021-FL7 A (1 mo. USD LIBOR + 1.080%)	6.191%	10/16/36	1,390,000	1,357,268	(a)(b)
Midocean Credit CLO, 2017-7A BR (3 mo. USD LIBOR + 1.600%)	6.860%	7/15/29	500,000	483,448	(a)(b)
Midocean Credit CLO, 2018-8A A1R (3 mo. USD LIBOR + 1.050%)	6.429%	2/20/31	1,657,455	1,640,566	(a)(b)
Midocean Credit CLO, 2018-9A B (3 mo. USD LIBOR + 1.750%)	7.000%	7/20/31	2,020,000	1,954,593	(a)(b)
MMAF Equipment Finance LLC, 2019-A A5	3.080%	11/12/41	900,000	872,202	(a)
Morgan Stanley Capital I Inc. Trust, 2006-NC2 A2D (1 mo. USD LIBOR + 0.580%)	5.718%	2/25/36	1,028,892	1,008,799	(b)
MVW LLC, 2020-1A A	1.740%	10/20/37	663,897	608,378	(a)
Navient Private Education Loan Trust, 2015-AA A2B (1 mo. USD LIBOR + 1.200%)	6.307%	12/15/28	31,154	31,145	(a)(b)
Navient Private Education Refi Loan Trust, 2019-A A2A	3.420%	1/15/43	49,196	47,435	(a)
Navient Private Education Refi Loan Trust, 2019-A A2B (1 mo. USD LIBOR + 0.900%)	6.007%	1/15/43	174,185	172,740	(a)(b)
Navient Student Loan Trust, 2015-1 A2 (1 mo. USD LIBOR + 0.600%)	5.738%	4/25/40	817,912	783,317	(b)
Navient Student Loan Trust, 2016-6A A3 (1 mo. USD LIBOR + 1.300%)	6.438%	3/25/66	989,276	980,757	(a)(b)
Navient Student Loan Trust, 2021-1A A1B (1 mo. USD LIBOR + 0.600%)	5.738%	12/26/69	620,637	605,765	(a)(b)
Nelnet Student Loan Trust, 2015-2A A2 (1 mo. USD LIBOR + 0.600%)	5.738%	9/25/42	345,798	335,920	(a)(b)
Nelnet Student Loan Trust, 2021-A A2 (1 mo. USD LIBOR + 1.030%)	6.178%	4/20/62	1,550,000	1,513,772	(a)(b)
Nelnet Student Loan Trust, 2021-A APT1	1.360%	4/20/62	560,478	505,071	(a)
Nelnet Student Loan Trust, 2021-CA AFL (1 mo. USD LIBOR + 0.740%)	5.888%	4/20/62	1,209,330	1,183,120	(a)(b)
Neuberger Berman CLO Ltd., 2014-17A BR2 (3 mo. USD LIBOR + 1.500%)	6.773%	4/22/29	750,000	734,101	(a)(b)
New Century Home Equity Loan Trust, 2004-2 M2 (1 mo. USD LIBOR + 0.930%)	6.068%	8/25/34	395,051	388,612	(b)
NovaStar Mortgage Funding Trust, 2003-1 M1 (1 mo. USD LIBOR + 1.425%)	6.563%	5/25/33	147,439	136,995	(b)

See Notes to Financial Statements.

22	Western Asset Ultra-Short Income Fund 2023 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
NovaStar Mortgage Funding Trust, 2003-3 A1 (1 mo. USD LIBOR + 0.710%)	5.848%	12/25/33	$949,164	$921,386	(b)
Octagon Investment Partners Ltd., 2012-1A AARR (3 mo. USD LIBOR + 0.950%)	6.210%	7/15/29	636,082	631,007	(a)(b)
Octagon Investment Partners Ltd., 2014-1A AAR3 (3 mo. USD LIBOR + 1.000%)	6.321%	2/14/31	260,000	256,490	(a)(b)
OHA Loan Funding Ltd., 2013-2A AR (3 mo. USD LIBOR + 1.040%)	6.433%	5/23/31	760,000	753,035	(a)(b)
Option One Mortgage Loan Trust, 2004-3 M1 (1 mo. USD LIBOR + 0.780%)	5.918%	11/25/34	319,827	311,313	(b)
Option One Mortgage Loan Trust, 2007-FXD1 1A1	5.866%	1/25/37	235,194	192,743	(b)
Oscar US Funding LLC, 2021-2A A4	1.270%	9/11/28	1,500,000	1,376,785	(a)
Parliament Funding Ltd., 2020-1A AR (3 mo. USD LIBOR + 1.250%)	6.500%	10/20/31	1,603,473	1,576,140	(a)(b)
Rad CLO Ltd., 2021-15A A (3 mo. USD LIBOR + 1.090%)	6.340%	1/20/34	1,710,000	1,678,963	(a)(b)
Renaissance Home Equity Loan Trust, 2003-2 A (1 mo. USD LIBOR + 0.880%)	4.129%	8/25/33	190,352	171,653	(b)
RR Ltd., 2018-3A A1R2 (3 mo. USD LIBOR + 1.090%)	6.350%	1/15/30	596,933	592,593	(a)(b)
Saranac CLO Ltd., 2014-3A BR (3 mo. USD LIBOR + 1.850%)	6.797%	6/22/30	1,100,000	1,062,010	(a)(b)
SBA Small Business Investment Cos., 2017- 10A 1	2.845%	3/10/27	29,386	27,837
Sierra Timeshare Receivables Funding LLC, 2018-2A A	3.500%	6/20/35	575,563	571,253	(a)
Silver Rock CLO Ltd., 2020-1A A (3 mo. USD LIBOR + 1.650%)	6.900%	10/20/31	420,000	418,713	(a)(b)
SLM Private Credit Student Loan Trust, 2006-B A5 (3 mo. USD LIBOR + 0.270%)	5.136%	12/15/39	1,249,521	1,169,602	(b)
SLM Private Education Loan Trust, 2010-C A5 (1 mo. USD LIBOR + 4.750%)	9.857%	10/15/41	1,382,610	1,444,585	(a)(b)
SLM Student Loan Trust, 2003-10A A4 (3 mo. USD LIBOR + 0.670%)	5.536%	12/17/68	690,036	668,413	(a)(b)
SLM Student Loan Trust, 2005-4 B (3 mo. USD LIBOR + 0.180%)	5.435%	7/25/55	164,756	153,264	(b)
SLM Student Loan Trust, 2005-5 A4 (3 mo. USD LIBOR + 0.140%)	5.395%	10/25/28	31,014	30,955	(b)
SLM Student Loan Trust, 2005-7 A4 (3 mo. USD LIBOR + 0.150%)	5.405%	10/25/29	68,151	67,859	(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2023 Annual Report	23

Schedule of investments (cont’d)

May 31, 2023

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
SLM Student Loan Trust, 2006-2 A6 (3 mo. USD LIBOR + 0.170%)	5.425%	1/25/41	$664,327	$636,826	(b)
SLM Student Loan Trust, 2013-1 A3 (1 mo. USD LIBOR + 0.550%)	5.688%	5/26/55	751,638	729,074	(b)
SLM Student Loan Trust, 2013-6 A3 (1 mo. USD LIBOR + 0.650%)	5.788%	6/26/28	786,204	761,084	(b)
SMB Private Education Loan Trust, 2016-B A2B (1 mo. USD LIBOR + 1.450%)	6.557%	2/17/32	80,450	80,430	(a)(b)
SMB Private Education Loan Trust, 2021-A A2B	1.590%	1/15/53	528,363	463,340	(a)
SMB Private Education Loan Trust, 2021-A APT2	1.070%	1/15/53	369,273	323,642	(a)
SMB Private Education Loan Trust, 2021-B A	1.310%	7/17/51	524,632	466,025	(a)
SMB Private Education Loan Trust, 2021-C A2 (1 mo. USD LIBOR + 0.800%)	5.907%	1/15/53	2,562,363	2,493,143	(a)(b)
SMB Private Education Loan Trust, 2021-C APT1	1.390%	1/15/53	317,514	278,003	(a)
SoFi Professional Loan Program Trust, 2020-C AFX	1.950%	2/15/46	511,230	461,694	(a)
SpringCastle America Funding LLC, 2020-AA A	1.970%	9/25/37	1,171,591	1,050,645	(a)
Sunrun Atlas Issuer LLC, 2019-2 A	3.610%	2/1/55	540,138	480,209	(a)
TCI-Flatiron CLO Ltd., 2016-1A AR3 (3 mo. Term SOFR + 1.100%)	6.086%	1/17/32	869,529	859,900	(a)(b)
TRP LLC, 2021-1 A	2.070%	6/19/51	897,749	780,413	(a)
Voya CLO Ltd., 2016-3A A1R (3 mo. USD LIBOR + 1.190%)	6.452%	10/18/31	250,000	247,188	(a)(b)
Voya CLO Ltd., 2018-4A A1AR (3 mo. USD LIBOR + 1.040%)	6.300%	1/15/32	350,000	344,856	(a)(b)
VSE VOI Mortgage LLC, 2018-A A	3.560%	2/20/36	808,660	782,345	(a)
Whitebox CLO Ltd., 2019-1A ANAR (3 mo. USD LIBOR + 1.130%)	6.403%	7/24/32	1,040,000	1,021,785	(a)(b)
Whitehorse Ltd., 2018-12A A (3 mo. USD LIBOR + 1.250%)	6.510%	10/15/31	300,000	294,478	(a)(b)
Woodmont Trust, 2023-12A A1A (3 mo. Term SOFR + 2.500%)	7.793%	7/25/31	500,000	500,000	(a)(b)(d)
Total Asset-Backed Securities (Cost — $94,550,216)				89,761,154
Collateralized Mortgage Obligations (e) — 17.6%
280 Park Avenue Mortgage Trust, 2017-280P A (1 mo. USD LIBOR + 0.880%)	5.979%	9/15/34	500,000	482,861	(a)(b)
Angel Oak Mortgage Trust, 2021-7 A3	2.337%	10/25/66	314,848	259,340	(a)(b)

See Notes to Financial Statements.

24	Western Asset Ultra-Short Income Fund 2023 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
AOA Mortgage Trust, 2021-1177 A (1 mo. USD LIBOR + 0.874%)	5.982%	10/15/38	$1,890,000	$1,733,132	(a)(b)
AREIT Trust, 2021-CRE5 A (1 mo. USD LIBOR + 1.080%)	6.188%	11/17/38	724,249	707,532	(a)(b)
BDS, 2021-FL8 A (1 mo. USD LIBOR + 0.920%)	6.031%	1/18/36	871,778	857,067	(a)(b)
Benchmark Mortgage Trust, 2021-B29 XA, IO	1.039%	9/15/54	12,387,313	677,963	(b)
Benchmark Mortgage Trust, 2021-B31 A5	2.669%	12/15/54	620,000	512,506
BHMS, 2018-ATLS A (1 mo. USD LIBOR + 1.250%)	6.357%	7/15/35	910,000	885,502	(a)(b)
BRAVO Residential Funding Trust, 2021-NQM2 A1	0.970%	3/25/60	359,977	335,983	(a)(b)
BX Commercial Mortgage Trust, 2020-VIV4 A	2.843%	3/9/44	1,070,000	905,619	(a)
BX Commercial Mortgage Trust, 2021-ACNT A (1 mo. USD LIBOR + 0.850%)	5.958%	11/15/38	2,510,000	2,435,603	(a)(b)
BX Commercial Mortgage Trust, 2021-CIP A (1 mo. USD LIBOR + 0.921%)	6.028%	12/15/38	1,700,000	1,650,769	(a)(b)
BX Commercial Mortgage Trust, 2021-SOAR A (1 mo. USD LIBOR + 0.670%)	5.778%	6/15/38	1,066,266	1,034,131	(a)(b)
BX Commercial Mortgage Trust, 2021-VOLT A (1 mo. USD LIBOR + 0.700%)	5.807%	9/15/36	1,460,000	1,412,789	(a)(b)
BX Commercial Mortgage Trust, 2022-AHP A (1 mo. Term SOFR + 0.990%)	6.049%	1/17/39	1,570,000	1,526,142	(a)(b)
BX Trust, 2021-BXMF A (1 mo. USD LIBOR + 0.636%)	5.743%	10/15/26	1,930,000	1,863,269	(a)(b)
CAMB Commercial Mortgage Trust, 2019-LIFE A (1 mo. USD LIBOR + 1.070%)	6.177%	12/15/37	990,000	979,762	(a)(b)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-3A A2 (1 mo. USD LIBOR + 0.300%)	5.438%	8/25/35	1,203	1,128	(a)(b)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-4A A2 (1 mo. USD LIBOR + 0.580%)	5.718%	10/25/35	4,909	4,559	(a)(b)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2005-1A A2 (1 mo. USD LIBOR + 0.200%)	5.338%	1/25/36	1,850	1,665	(a)(b)
CIM Trust, 2021-R6 A1	1.425%	7/25/61	940,920	816,561	(a)(b)
Citigroup Commercial Mortgage Trust, 2017-B1 A4	3.458%	8/15/50	330,000	304,722
CSMC Trust, 2014-11R 15A2	4.053%	1/27/36	404,281	371,622	(a)(b)
CSMC Trust, 2019-AFC1 A1, Step bond (2.573% to 8/1/23 then 3.573%)	2.573%	7/25/49	103,850	96,318	(a)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2023 Annual Report	25

Schedule of investments (cont’d)

May 31, 2023

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
CSMC Trust, 2019-AFC1 A2, Step bond (2.776% to 8/25/23 then 3.776%)	2.776%	7/25/49	$228,342	$211,867	(a)
CSMC Trust, 2019-AFC1 A3, Step bond (2.877% to 8/1/23 then 3.877%)	2.877%	7/25/49	228,342	211,286	(a)
CSMC Trust, 2019-UVIL A	3.160%	12/15/41	1,480,000	1,225,299	(a)
CSMC Trust, 2020-AFC1 A1	2.240%	2/25/50	368,808	343,358	(a)(b)
CSMC Trust, 2020-TMIC A (1 mo. USD LIBOR + 3.500%)	8.607%	12/15/35	310,000	307,781	(a)(b)
CSMC Trust, 2021-AFC1 A1	0.830%	3/25/56	424,995	329,789	(a)(b)
CSMC Trust, 2021-AFC1 A3	1.169%	3/25/56	424,995	304,270	(a)(b)
CSMC Trust, 2021-NQM3 A3	1.632%	4/25/66	531,304	437,189	(a)(b)
CSMC Trust, 2021-NQM5 A1	0.938%	5/25/66	877,646	694,242	(a)(b)
CSMC Trust, 2021-NQM7 A1	1.756%	10/25/66	511,037	429,577	(a)(b)
CSMC Trust, 2021-RPL4 A1	1.796%	12/27/60	707,250	659,060	(a)(b)
CSMC Trust, 2022-NQM1 A1	2.265%	11/25/66	1,754,093	1,516,425	(a)(b)
Deephaven Residential Mortgage Trust, 2020-2 A2	2.594%	5/25/65	74,731	73,466	(a)
Deephaven Residential Mortgage Trust, 2022-1 A1	2.205%	1/25/67	1,655,976	1,478,903	(a)(b)
Ellington Financial Mortgage Trust, 2021-2 A1	0.931%	6/25/66	647,835	524,173	(a)(b)
Ellington Financial Mortgage Trust, 2022-1 A1	2.206%	1/25/67	340,580	288,210	(a)(b)
ELP Commercial Mortgage Trust, 2021-ELP A (1 mo. USD LIBOR + 0.701%)	5.809%	11/15/38	2,720,000	2,626,581	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, KS12 A (1 mo. USD LIBOR + 0.650%)	5.712%	8/25/29	1,200,000	1,196,825	(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3877 FA, PAC (1 mo. USD LIBOR + 0.350%)	5.457%	11/15/40	2,392	2,390	(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4945 KF, PAC (1 mo. USD LIBOR + 0.450%)	5.588%	9/25/49	740,435	717,044	(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA2 M2 (1 mo. USD LIBOR + 1.850%)	6.988%	2/25/50	476,362	478,606	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 M2 (30 Day Average SOFR + 2.100%)	7.073%	10/25/33	850,000	834,774	(a)(b)

See Notes to Financial Statements.

26	Western Asset Ultra-Short Income Fund 2023 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 M2 (30 Day Average SOFR + 1.650%)	6.623%	1/25/34	$1,302,652	$1,291,778	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 M2 (30 Day Average SOFR + 1.500%)	6.473%	10/25/41	1,540,000	1,497,454	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA2 M1B (30 Day Average SOFR + 2.400%)	7.373%	2/25/42	1,600,000	1,581,223	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 19 F	3.130%	6/1/28	150	149	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 M2 (30 Day Average SOFR + 2.300%)	7.273%	8/25/33	364,958	364,242	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2013-C01 M2 (1 mo. USD LIBOR + 5.250%)	10.388%	10/25/23	104,508	106,081	(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C01 M2 (1 mo. USD LIBOR + 4.400%)	9.538%	1/25/24	164,707	167,618	(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C02 1M2 (1 mo. USD LIBOR + 2.600%)	7.738%	5/25/24	578,920	582,009	(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 2M2 (1 mo. USD LIBOR + 5.000%)	10.138%	11/25/24	6,826	6,881	(b)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03 1M2C (1 mo. USD LIBOR + 2.150%)	7.288%	10/25/30	320,000	321,496	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2022-R04 1M2 (30 Day Average SOFR + 3.100%)	8.073%	3/25/42	1,430,000	1,445,972	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2022-R07 1M1 (30 Day Average SOFR + 2.950%)	7.931%	6/25/42	1,026,764	1,048,142	(a)(b)
Federal National Mortgage Association (FNMA) REMIC, 1997-20 F	3.056%	3/25/27	2,161	2,135	(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2023 Annual Report	27

Schedule of investments (cont’d)

May 31, 2023

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T6 A3	4.238%	11/25/40	$87,094	$85,488	(b)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	4.618%	3/25/42	624,724	601,347	(b)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T3 2A	3.984%	8/25/43	390,020	380,189	(b)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	3.867%	8/25/42	305,395	290,945	(b)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1 (1 mo. USD LIBOR + 0.400%)	5.538%	5/25/42	57,526	57,116	(b)
GCAT Trust, 2020-NQM1 A3	2.554%	1/25/60	1,035,091	970,049	(a)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	5.358%	2/20/61	52,801	52,452	(b)
Government National Mortgage Association (GNMA), 2013-H08 BF (1 mo. USD LIBOR + 0.400%)	5.258%	3/20/63	200,517	198,109	(b)
Government National Mortgage Association (GNMA), 2016-H07 FK (1 mo. USD LIBOR + 1.000%)	4.937%	3/20/66	1,606,115	1,589,546	(b)
Government National Mortgage Association (GNMA), 2017-H15 FN (1 mo. USD LIBOR + 0.500%)	5.358%	7/20/67	374,534	371,653	(b)
Government National Mortgage Association (GNMA), 2021-H03 FA (30 Day Average SOFR + 0.380%)	4.554%	4/20/70	2,871,739	2,787,056	(b)
Government National Mortgage Association (GNMA), 2021-H16 FG (30 Day Average SOFR + 0.300%)	4.771%	9/20/71	3,268,507	3,204,373	(b)
GS Mortgage Securities Corp. Trust, 2000-1A A (1 mo. USD LIBOR + 0.350%)	5.303%	3/20/24	57,845	57,921	(a)(b)
GS Mortgage Securities Corp. Trust, 2021-IP A (1 mo. USD LIBOR + 0.950%)	6.057%	10/15/36	1,110,000	1,043,327	(a)(b)
HarborView Mortgage Loan Trust, 2005-9 2A1B (1 mo. USD LIBOR + 0.740%)	5.888%	6/20/35	234,830	214,976	(b)
HarborView Mortgage Loan Trust, 2005-9 2A1C (1 mo. USD LIBOR + 0.900%)	6.048%	6/20/35	192,993	175,568	(b)
Impac CMB Trust, 2005-7 A1 (1 mo. USD LIBOR + 0.520%)	5.658%	11/25/35	170,310	146,571	(b)
JPMorgan Mortgage Trust, 2019-LTV3 B2	4.381%	3/25/50	310,179	283,634	(a)(b)

See Notes to Financial Statements.

28	Western Asset Ultra-Short Income Fund 2023 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Legacy Mortgage Asset Trust, 2020-RPL1 A1	3.000%	9/25/59	$976,134	$907,987	(a)(b)
Legacy Mortgage Asset Trust, 2021-GS2 A1, Step bond (1.750% to 4/25/24, 4.750% to 4/25/25 then 5.750%)	1.750%	4/25/61	631,661	594,434	(a)
Legacy Mortgage Asset Trust, 2021-GS5 A1, Step Bond (2.250% to 11/25/24 then 5.250%)	2.250%	7/25/67	1,332,662	1,253,315	(a)
Mill City Mortgage Loan Trust, 2019-1 A1	3.250%	10/25/69	573,698	547,231	(a)(b)
Mill City Mortgage Trust, 2015-2 M3	3.700%	9/25/57	960,000	929,442	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32 ASB	3.514%	12/15/49	396,855	383,102
Morgan Stanley Capital I Trust, 2017-ASHF A (1 mo. USD LIBOR + 0.975%)	6.082%	11/15/34	181,410	177,778	(a)(b)
MSC Trust, 2021-ILP A (1 mo. USD LIBOR + 0.778%)	5.886%	11/15/23	2,103,045	2,034,626	(a)(b)
New Residential Mortgage Loan Trust, 2015-1A A3	3.750%	5/28/52	140,490	130,046	(a)(b)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	94,353	87,187	(a)(b)
New Residential Mortgage Loan Trust, 2017-3A A1	4.000%	4/25/57	286,211	274,066	(a)(b)
New Residential Mortgage Loan Trust, 2021- NQM3 A1	1.156%	11/27/56	856,839	706,872	(a)(b)
New York Mortgage Trust, 2005-2 A (1 mo. USD LIBOR + 0.660%)	5.468%	8/25/35	95,050	85,376	(b)
Nomura Asset Acceptance Corp. Alternative Loan Trust, 2007-1 1A4	6.138%	3/25/47	234,297	220,587
OBX Trust, 2021-NQM2 A1	1.101%	5/25/61	705,015	565,616	(a)(b)
OBX Trust, 2021-NQM2 A3	1.563%	5/25/61	711,201	554,294	(a)(b)
OBX Trust, 2021-NQM3 A1	1.054%	7/25/61	949,153	729,394	(a)(b)
Onslow Bay Mortgage Loan Trust, 2021-NQM4 A1	1.957%	10/25/61	899,756	744,625	(a)(b)
OPG Trust, 2021-PORT A (1 mo. USD LIBOR + 0.484%)	5.591%	10/15/36	985,447	949,530	(a)(b)
PMT Credit Risk Transfer Trust, 2019-2R A (1 mo. USD LIBOR + 2.750%)	8.910%	5/27/25	157,421	155,144	(a)(b)
PMT Credit Risk Transfer Trust, 2019-3R A (1 mo. USD LIBOR + 3.700%)	8.860%	11/27/31	141,381	138,178	(a)(b)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	225,416	187,024	(a)
PRKCM Trust, 2021-AFC1 A1	1.510%	8/25/56	1,158,440	922,708	(a)(b)
RAMP Trust, 2004-SL4 A5	7.500%	7/25/32	6,613	2,842

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2023 Annual Report	29

Schedule of investments (cont’d)

May 31, 2023

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Ready Capital Mortgage Financing LLC, 2021- FL6 A (1 mo. USD LIBOR + 0.950%)	6.088%	7/25/36	$1,091,048	$1,054,496	(a)(b)
Residential Asset Securitization Trust, 2003- A11 A2, PAC (1 mo. USD LIBOR + 0.450%)	5.588%	11/25/33	29,421	28,655	(b)
SFO Commercial Mortgage Trust, 2021-555 A (1 mo. USD LIBOR + 1.150%)	6.257%	5/15/38	920,000	817,078	(a)(b)
SMRT, 2022-MINI A (1 mo. Term SOFR + 1.000%)	6.060%	1/15/39	1,560,000	1,515,387	(a)(b)
SREIT Trust, 2021-MFP A (1 mo. USD LIBOR + 0.731%)	5.838%	11/15/38	2,110,000	2,041,458	(a)(b)
Structured ARM Loan Trust, 2004-2 1A1	4.702%	3/25/34	78,745	73,304	(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.784%	6/25/35	318,828	284,444	(a)(b)
Tharaldson Hotel Portfolio Trust, 2018-THL A (1 mo. USD LIBOR + 1.050%)	6.149%	11/11/34	291,629	287,367	(a)(b)
Towd Point Mortgage Trust, 2017-4 A1	2.750%	6/25/57	143,245	136,110	(a)(b)
Towd Point Mortgage Trust, 2017-6 M1	3.250%	10/25/57	960,000	863,113	(a)(b)
Towd Point Mortgage Trust, 2019-HY1 B1 (1 mo. USD LIBOR + 2.150%)	7.288%	10/25/48	1,460,000	1,438,259	(a)(b)
Towd Point Mortgage Trust, 2019-HY2 M2 (1 mo. USD LIBOR + 1.900%)	7.038%	5/25/58	1,260,000	1,232,001	(a)(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR6 2A1A (1 mo. USD LIBOR + 0.460%)	5.598%	4/25/45	699,215	683,083	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR8 2A1A (1 mo. USD LIBOR + 0.580%)	5.718%	7/25/45	1,033,514	962,726	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR8 2AB3 (1 mo. USD LIBOR + 0.720%)	5.858%	7/25/45	331,246	310,787	(b)
Wells Fargo Commercial Mortgage Trust, 2015- NXS3 ASB	3.371%	9/15/57	83,313	80,331
Total Collateralized Mortgage Obligations (Cost — $86,387,284)				80,763,163
Mortgage-Backed Securities — 4.4%
FHLMC — 2.5%
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	6/1/35	2,061,078	1,917,236
Federal Home Loan Mortgage Corp. (FHLMC)	3.268%	1/1/49	4,490,542	4,249,888	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	1.777%	8/1/51	5,687,356	5,110,901	(b)
Total FHLMC				11,278,025

See Notes to Financial Statements.

30	Western Asset Ultra-Short Income Fund 2023 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
FNMA — 1.9%
Federal National Mortgage Association (FNMA)	2.500%	2/1/35	$1,559,077	$1,463,418
Federal National Mortgage Association (FNMA)	4.445%	9/1/37	261,236	260,960	(b)
Federal National Mortgage Association (FNMA)	3.000%	4/1/38-2/1/40	1,843,382	1,716,083
Federal National Mortgage Association (FNMA)	4.500%	11/1/38-1/1/59	1,048,735	1,033,335
Federal National Mortgage Association (FNMA)	5.500%	8/1/52	4,332,003	4,338,508
Total FNMA				8,812,304
GNMA — 0.0%††
Government National Mortgage Association (GNMA) II	3.500%	9/20/48	24,971	23,377
Government National Mortgage Association (GNMA) II	2.500%	12/20/50	155,304	134,671
Total GNMA				158,048
Total Mortgage-Backed Securities (Cost — $21,919,542)				20,248,377
Senior Loans — 2.2%
Communication Services — 0.5%
Media — 0.5%
Charter Communications Operating LLC, Term Loan B1	6.795-6.903%	4/30/25	761,423	760,776	(b)(f)(g)
Charter Communications Operating LLC, Term Loan B2	6.795-6.903%	2/1/27	493,606	484,506	(b)(f)(g)
Nexstar Media Inc., Term Loan B4 (1 mo. USD LIBOR + 2.500%)	7.654%	9/18/26	493,015	488,570	(b)(f)(g)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	7.607%	1/31/28	590,000	567,371	(b)(f)(g)
Total Communication Services				2,301,223
Consumer Discretionary — 0.5%
Diversified Consumer Services — 0.2%
Prime Security Services Borrower LLC, 2021 Refinancing Term Loan B1 (1 mo. USD LIBOR + 2.750%)	7.844%	9/23/26	858,868	854,573	(b)(f)(g)
Hotels, Restaurants & Leisure — 0.0%††
1011778 BC Unlimited Liability Co., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	6.904%	11/19/26	58,539	57,405	(b)(f)(g)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2023 Annual Report	31

Schedule of investments (cont’d)

May 31, 2023

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Specialty Retail — 0.3%
Great Outdoors Group LLC, Term Loan B2 (1 mo. USD LIBOR + 3.750%)	8.904%	3/6/28	$490,031	$476,923	(b)(f)(g)
Harbor Freight Tools USA Inc., 2021 Refinancing Term Loan (1 mo. USD LIBOR + 2.750%)	7.904%	10/19/27	488,722	470,497	(b)(f)(g)
Rent-A-Center Inc., Term Loan B2 (3 mo. USD LIBOR + 3.250%)	8.563%	2/17/28	516,656	510,198	(b)(f)(g)(h)
Total Specialty Retail				1,457,618
Total Consumer Discretionary				2,369,596
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Pilot Travel Centers LLC, Initial Term Loan B (1 mo. Term SOFR + 2.100%)	7.253%	8/4/28	541,729	537,764	(b)(f)(g)
Financials — 0.5%
Financial Services — 0.4%
Hudson River Trading LLC, Term Loan (1 mo. Term SOFR + 3.114%)	8.268%	3/20/28	543,073	514,165	(b)(f)(g)
Setanta Aircraft Leasing DAC, Term Loan (3 mo. USD LIBOR + 2.000%)	7.159%	11/5/28	550,000	546,513	(b)(f)(g)
VFH Parent LLC, Initial Term Loan (1 mo. Term SOFR + 3.100%)	8.198%	1/13/29	544,500	532,845	(b)(f)(g)
Total Financial Services				1,593,523
Insurance — 0.1%
Asurion LLC, New Term Loan B9 (1 mo. USD LIBOR + 3.250%)	8.404%	7/31/27	543,073	494,452	(b)(f)(g)
Asurion LLC, Term Loan B11 (1 mo. Term SOFR + 4.250%)	9.404%	8/21/28	48,111	44,432	(b)(f)(g)
Total Insurance				538,884
Total Financials				2,132,407
Health Care — 0.2%
Health Care Providers & Services — 0.1%
Grifols Worldwide Operations USA Inc., Dollar Term Loan B (3 mo. Term SOFR + 2.150%)	7.414%	11/15/27	468,636	451,268	(b)(f)(g)
Pharmaceuticals — 0.1%
Jazz Financing Lux Sarl, Initial Dollar Term Loan (1 mo. USD LIBOR + 3.500%)	8.654%	5/5/28	442,863	442,467	(b)(f)(g)
Total Health Care				893,735

See Notes to Financial Statements.

32	Western Asset Ultra-Short Income Fund 2023 Annual Report

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Industrials — 0.3%
Commercial Services & Supplies — 0.1%
APi Group DE Inc., Initial Term Loan (1 mo. Term SOFR + 2.614%)	7.750%	10/1/26	$450,560	$450,373	(b)(f)(g)
Ground Transportation — 0.2%
Genesee & Wyoming Inc., Initial Term Loan (3 mo. Term SOFR + 2.000%)	6.998%	12/30/26	820,637	818,167	(b)(f)(g)
Total Industrials				1,268,540
Information Technology — 0.1%
Software — 0.1%
DCert Buyer Inc., First Lien Initial Term Loan (3 mo. Term SOFR + 4.000%)	9.264%	10/16/26	489,899	479,489	(b)(f)(g)
Total Senior Loans (Cost — $10,197,704)				9,982,754
U.S. Government & Agency Obligations — 0.9%
U.S. Government Obligations — 0.9%
Federal Farm Credit Banks Funding Corp., Bonds	3.375%	8/26/24	620,000	608,223
U.S. Treasury Notes	4.000%	2/29/28	70,000	70,628
U.S. Treasury Notes	3.625%	5/31/28	3,620,000	3,599,637
Total U.S. Government & Agency Obligations (Cost — $4,290,649)				4,278,488
Sovereign Bonds — 0.7%
Qatar — 0.3%
Qatar Government International Bond, Senior Notes	3.250%	6/2/26	1,200,000	1,162,907	(i)
United Arab Emirates — 0.4%
Abu Dhabi Government International Bond, Senior Notes	0.750%	9/2/23	1,910,000	1,888,524	(a)
Total Sovereign Bonds (Cost — $3,170,503)				3,051,431

	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.1%
SOFR 1-Year Mid-Curve Futures, Put @ $97.000	10/13/23	169	422,500	253,500
SOFR 1-Year Mid-Curve Futures, Put @ $95.875	12/15/23	88	220,000	43,450
SOFR 1-Year Mid-Curve Futures, Put @ $96.000	12/15/23	208	520,000	120,900

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2023 Annual Report	33

Schedule of investments (cont’d)

May 31, 2023

Western Asset Ultra-Short Income Fund

(Percentages shown based on Fund net assets)

Security	Expiration Date	Contracts	Notional Amount	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury 2-Year Notes Futures, Put @ $103.125	6/23/23	73	$146,000	$69,578
U.S. Treasury 5-Year Notes Futures, Put @ $107.750	6/23/23	43	43,000	11,422
Total Purchased Options (Cost — $531,926)				498,850
Total Investments — 98.2% (Cost — $479,291,828)				451,075,961
Other Assets in Excess of Liabilities — 1.8%				8,436,187
Total Net Assets — 100.0%				$459,512,148

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Securities traded on a when-issued or delayed delivery basis.

(e)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(g)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(h)	Security is valued using significant unobservable inputs (Note 1).

(i)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

See Notes to Financial Statements.

34	Western Asset Ultra-Short Income Fund 2023 Annual Report

Western Asset Ultra-Short Income Fund

Abbreviation(s) used in this schedule:

ARM	— Adjustable Rate Mortgage

CAS	— Connecticut Avenue Securities

CDO	— Collateralized Debt Obligation

CLO	— Collateralized Loan Obligation

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

At May 31, 2023, the Fund had the following written options contracts:

Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
SOFR 1-Year Mid-Curve Futures, Put	10/13/23	$96.250	169	$422,500	$(100,344)
SOFR 1-Year Mid-Curve Futures, Put	10/13/23	96.500	169	422,500	(142,594)
SOFR 1-Year Mid-Curve Futures, Put	12/15/23	95.250	176	440,000	(37,400)
SOFR 1-Year Mid-Curve Futures, Put	12/15/23	95.375	416	1,040,000	(104,000)
Total Exchange-Traded Written Options (Premiums received — $397,122)					$(384,338)

Abbreviation(s) used in this schedule:

SOFR	— Secured Overnight Financing Rate

At May 31, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	61	3/26	$14,698,799	$14,789,450	$90,651
U.S. Treasury 10-Year Notes	29	9/23	3,296,328	3,319,594	23,266
					113,917
Contracts to Sell:
3-Month SOFR	185	3/24	44,139,539	44,009,187	130,352
U.S. Treasury 2-Year Notes	212	9/23	43,837,439	43,635,563	201,876
U.S. Treasury 5-Year Notes	817	9/23	88,770,311	89,116,832	(346,521)
U.S. Treasury Long-Term Bonds	13	9/23	1,646,673	1,668,469	(21,796)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2023 Annual Report	35

Schedule of investments (cont’d)

May 31, 2023

Western Asset Ultra-Short Income Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell continued
U.S. Treasury Ultra Long- Term Bonds	2	9/23	$269,934	$273,750	$(3,816)
					(39,905)
Net unrealized appreciation on open futures contracts					$74,012

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate

At May 31, 2023, the Fund had the following open swap contracts:

	CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$18,886,000	10/14/24	Daily SOFR Compound annually	2.770% annually	$(497,582)	$281	$(497,863)
	7,856,000	10/14/27	2.600% annually	Daily SOFR Compound annually	314,744	2,568	312,176
	8,412,000	9/30/29	3.250% annually	Daily SOFR Compound annually	92,023	4,288	87,735
Total	$35,154,000				$(90,815)	$7,137	$(97,952)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION1
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.40 Index	$461,000	6/20/28	1.000% quarterly	$5,172	$4,086	$1,086

See Notes to Financial Statements.

36	Western Asset Ultra-Short Income Fund 2023 Annual Report

Western Asset Ultra-Short Income Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2023 Annual Report	37

Statement of assets and liabilities

May 31, 2023

Assets:
Investments, at value (Cost — $479,291,828)	$451,075,961
Cash	1,586,579
Receivable for securities sold	3,956,853
Interest receivable	2,470,052
Deposits with brokers for open futures contracts and exchange-traded options	2,028,618
Receivable for Fund shares sold	1,751,075
Deposits with brokers for centrally cleared swap contracts	360,918
Receivable from brokers — net variation margin on centrally cleared swap contracts	85,969
Principal paydown receivable	81,778
Dividends receivable from affiliated investments	19,462
Prepaid expenses	902
Total Assets	463,418,167

Liabilities:
Payable for Fund shares repurchased	1,701,732
Payable for securities purchased	1,143,337
Written options, at value (premiums received — $397,122)	384,338
Payable to brokers — net variation margin on open futures contracts	353,205
Investment management fee payable	96,110
Service and/or distribution fees payable	43,317
Distributions payable	11,483
Trustees’ fees payable	1,162
Accrued expenses	171,335
Total Liabilities	3,906,019
Total Net Assets	$459,512,148

Net Assets:
Par value (Note 7)	$524
Paid-in capital in excess of par value	503,829,359
Total distributable earnings (loss)	(44,317,735)
Total Net Assets	$459,512,148

See Notes to Financial Statements.

38	Western Asset Ultra-Short Income Fund 2023 Annual Report

Net Assets:
Class A	$174,666,174
Class C	$6,486,430
Class C1	$79,792
Class I	$231,915,269
Class IS	$46,364,483

Shares Outstanding:
Class A	19,871,420
Class C	729,031
Class C1	9,138
Class I	26,487,236
Class IS	5,274,857

Net Asset Value:
Class A (and redemption price)	$8.79
Class C*	$8.90
Class C1 (and redemption price)	$8.73
Class I (and redemption price)	$8.76
Class IS (and redemption price)	$8.79

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2023 Annual Report	39

Statement of operations

For the Year Ended May 31, 2023

Investment Income:
Interest	$15,490,982
Dividends from affiliated investments	559,289
Less: Foreign taxes withheld	(10,261)
Total Investment Income	16,040,010

Expenses:
Investment management fee (Note 2)	1,689,787
Service and/or distribution fees (Notes 2 and 5)	628,560
Transfer agent fees (Note 5)	416,887
Registration fees	197,036
Fund accounting fees	76,958
Audit and tax fees	39,845
Legal fees	24,087
Shareholder reports	23,585
Trustees’ fees	12,012
Commitment fees (Note 9)	5,857
Insurance	4,020
Custody fees	3,759
Miscellaneous expenses	13,299
Total Expenses	3,135,692
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(353,039)
Net Expenses	2,782,653
Net Investment Income	13,257,357

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(5,194,400)
Futures contracts	8,026,623
Written options	818,392
Swap contracts	737,850
Net Realized Gain	4,388,465
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(56,394)
Futures contracts	798,515
Written options	(29,383)
Swap contracts	(350,698)
Change in Net Unrealized Appreciation (Depreciation)	362,040
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	4,750,505
Increase in Net Assets From Operations	$18,007,862

See Notes to Financial Statements.

40	Western Asset Ultra-Short Income Fund 2023 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2023	2022

Operations:
Net investment income	$13,257,357	$4,356,356
Net realized gain	4,388,465	10,737,628
Change in net unrealized appreciation (depreciation)	362,040	(30,467,369)
Increase (Decrease) in Net Assets From Operations	18,007,862	(15,373,385)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(16,198,260)	(8,409,717)
Decrease in Net Assets From Distributions to Shareholders	(16,198,260)	(8,409,717)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	395,887,895	868,175,623
Reinvestment of distributions	16,090,092	8,218,666
Cost of shares repurchased	(562,910,824)	(769,584,413)
Increase (Decrease) in Net Assets From Fund Share Transactions	(150,932,837)	106,809,876
Increase (Decrease) in Net Assets	(149,123,235)	83,026,774

Net Assets:
Beginning of year	608,635,383	525,608,609
End of year	$459,512,148	$608,635,383

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2023 Annual Report	41

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$8.75	$9.03	$8.89	$9.10	$9.08

Income (loss) from operations:
Net investment income	0.19	0.04	0.05	0.19	0.23
Net realized and unrealized gain (loss)	0.09	(0.23)	0.23	(0.16)	0.04
Total income (loss) from operations	0.28	(0.19)	0.28	0.03	0.27

Less distributions from:
Net investment income	(0.24)	(0.09)	(0.14)	(0.24)	(0.25)
Total distributions	(0.24)	(0.09)	(0.14)	(0.24)	(0.25)

Net asset value, end of year	$8.79	$8.75	$9.03	$8.89	$9.10
Total return[2]	3.28%	(2.09)%	3.21%	0.27%[3]	3.00%

Net assets, end of year (000s)	$174,666	$270,652	$270,865	$105,652	$73,672

Ratios to average net assets:
Gross expenses	0.70%	0.66%	0.72%	0.84%	0.95%
Net expenses[4,5]	0.65	0.65	0.64	0.71	0.78
Net investment income	2.18	0.47	0.51	2.06	2.50

Portfolio turnover rate	10%	46%[6]	39%[6]	75%[6]	32%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. During the period July 20, 2018 through February 12, 2020, the expense limitation was 0.88%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 47%, 47%, 76% and 34% for the years ended May 31, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

42	Western Asset Ultra-Short Income Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class C Shares[1]	2023	2022	2021	2020		2019

Net asset value, beginning of year	$8.86	$9.15	$9.01	$9.06		$9.04

Income (loss) from operations:
Net investment income (loss)	0.15	(0.02)	(0.02)	0.25	[2]	0.15
Net realized and unrealized gain (loss)	0.07	(0.25)	0.24	(0.14)		0.05
Total income (loss) from operations	0.22	(0.27)	0.22	0.11		0.20

Less distributions from:
Net investment income	(0.18)	(0.02)	(0.08)	(0.16)		(0.18)
Total distributions	(0.18)	(0.02)	(0.08)	(0.16)		(0.18)

Net asset value, end of year	$8.90	$8.86	$9.15	$9.01		$9.06
Total return[3]	2.50%	(2.93)%	2.39%	1.28%[2,4]		2.23%

Net assets, end of year (000s)	$6,486	$2,831	$1,653	$1,813		$2,592

Ratios to average net assets:
Gross expenses	1.43%	1.44%	1.49%	1.61%		1.69%
Net expenses[5,6]	1.40	1.44	1.43	0.10	[2]	1.53
Net investment income (loss)	1.68	(0.27)	(0.20)	2.74	[2]	1.67

Portfolio turnover rate	10%	46%[7]	39%[7]	75%[7]		32%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Ratios and total return for Class C for the year ended May 31, 2020 reflect prior period 12b-1 fee reimbursements. If these reimbursements were not included, net investment income per share would have been 0.19, total return would have been 0.38% and the net expense and net investment income ratios would have been 0.79% and 2.04%, respectively.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 1.17% for the year ended May 31, 2020.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.63%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to July 20, 2018, the expense limitation was 1.70%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 47%, 47%, 76% and 34% for the years ended May 31, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2023 Annual Report	43

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class C1 Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$8.71	$8.95	$8.81	$9.03	$9.01

Income (loss) from operations:
Net investment income (loss)	0.13	(0.03)	(0.01)	0.15	0.18
Net realized and unrealized gain (loss)	0.08	(0.15)	0.23	(0.18)	0.04
Total income (loss) from operations	0.21	(0.18)	0.22	(0.03)	0.22

Less distributions from:
Net investment income	(0.19)	(0.06)	(0.08)	(0.19)	(0.20)
Total distributions	(0.19)	(0.06)	(0.08)	(0.19)	(0.20)

Net asset value, end of year	$8.73	$8.71	$8.95	$8.81	$9.03
Total return[2]	2.40%	(2.04)%[3]	2.39%	(0.24)%[4]	2.48%

Net assets, end of year (000s)	$80	$80	$364	$858	$5,126

Ratios to average net assets:
Gross expenses	1.52%	1.38%	1.54%	1.47%	1.46%
Net expenses[5,6]	1.38	1.38	1.37	1.35	1.29
Net investment income (loss)	1.52	(0.35)	(0.08)	1.66	1.95

Portfolio turnover rate	10%	46%[7]	39%[7]	75%[7]	32%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes a payment by an affiliate to reimburse for an error. Absent this payment, total return would have been -2.94% for the year ended May 31, 2022.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been -0.35% for the year ended May 31, 2020.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.38%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 47%, 47%, 76% and 34% for the years ended May 31, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

44	Western Asset Ultra-Short Income Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$8.72	$9.00	$8.86	$9.06	$9.04

Income (loss) from operations:
Net investment income	0.22	0.07	0.07	0.21	0.25
Net realized and unrealized gain (loss)	0.08	(0.23)	0.24	(0.15)	0.04
Total income (loss) from operations	0.30	(0.16)	0.31	0.06	0.29

Less distributions from:
Net investment income	(0.26)	(0.12)	(0.17)	(0.26)	(0.27)
Total distributions	(0.26)	(0.12)	(0.17)	(0.26)	(0.27)

Net asset value, end of year	$8.76	$8.72	$9.00	$8.86	$9.06
Total return[2]	3.55%	(1.84)%	3.50%	0.62%[3]	3.28%

Net assets, end of year (000s)	$231,915	$270,925	$233,303	$95,351	$139,000

Ratios to average net assets:
Gross expenses	0.46%	0.43%	0.49%	0.62%	0.70%
Net expenses[4,5]	0.38	0.38	0.37	0.48	0.52
Net investment income	2.48	0.75	0.80	2.34	2.75

Portfolio turnover rate	10%	46%[6]	39%[6]	75%[6]	32%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.38%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to February 12, 2020, the expense limitation was 0.53%. Prior to July 20, 2018, the expense limitation was 0.65%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 47%, 47%, 76% and 34% for the years ended May 31, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2023 Annual Report	45

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class IS Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$8.75	$9.03	$8.89	$9.09	$9.07

Income (loss) from operations:
Net investment income	0.22	0.08	0.07	0.23	0.25
Net realized and unrealized gain (loss)	0.09	(0.24)	0.24	(0.17)	0.05
Total income (loss) from operations	0.31	(0.16)	0.31	0.06	0.30

Less distributions from:
Net investment income	(0.27)	(0.12)	(0.17)	(0.26)	(0.28)
Total distributions	(0.27)	(0.12)	(0.17)	(0.26)	(0.28)

Net asset value, end of year	$8.79	$8.75	$9.03	$8.89	$9.09
Total return[2]	3.58%	(1.80)%	3.52%	0.69%[3]	3.35%

Net assets, end of year (000s)	$46,364	$64,146	$19,424	$3,786	$10,408

Ratios to average net assets:
Gross expenses	0.38%	0.36%	0.41%	0.54%	0.62%
Net expenses[4,5]	0.35	0.35	0.34	0.41	0.45
Net investment income	2.51	0.85	0.78	2.52	2.78

Portfolio turnover rate	10%	46%[6]	39%[6]	75%[6]	32%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.35%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to February 12, 2020, the expense limitation was 0.43%. Prior to July 20, 2018, the expense limitation was 0.65%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 47%, 47%, 76% and 34% for the years ended May 31, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

46	Western Asset Ultra-Short Income Fund 2023 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Ultra-Short Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services –Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee

Western Asset Ultra-Short Income Fund 2023 Annual Report	47

Notes to financial statements (cont’d)

(the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

48	Western Asset Ultra-Short Income Fund 2023 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$242,491,744	—	$242,491,744
Asset-Backed Securities	—	89,761,154	—	89,761,154
Collateralized Mortgage Obligations	—	80,763,163	—	80,763,163
Mortgage-Backed Securities	—	20,248,377	—	20,248,377
Senior Loans:
Consumer Discretionary	—	1,859,398	$510,198	2,369,596
Other Senior Loans	—	7,613,158	—	7,613,158
U.S. Government & Agency Obligations	—	4,278,488	—	4,278,488
Sovereign Bonds	—	3,051,431	—	3,051,431
Purchased Options	$498,850	—	—	498,850
Total Investments	$498,850	$450,066,913	$510,198	$451,075,961
Other Financial Instruments:
Futures Contracts††	$446,145	—	—	$446,145
Centrally Cleared Interest Rate Swaps††	—	$399,911	—	399,911
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	1,086	—	1,086
Total Other Financial Instruments	$446,145	$400,997	—	$847,142
Total	$944,995	$450,467,910	$510,198	$451,923,103

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	$384,338	—	—	$384,338
Futures Contracts††	372,133	—	—	372,133
Centrally Cleared Interest Rate Swaps††	—	$497,863	—	497,863
Total	$756,471	$497,863	—	$1,254,334

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the

Western Asset Ultra-Short Income Fund 2023 Annual Report	49

Notes to financial statements (cont’d)

option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

50	Western Asset Ultra-Short Income Fund 2023 Annual Report

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2023, the total notional value of all credit default swaps to sell protection was $461,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended May 31, 2023, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows

Western Asset Ultra-Short Income Fund 2023 Annual Report	51

Notes to financial statements (cont’d)

based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

52	Western Asset Ultra-Short Income Fund 2023 Annual Report

(h) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its

Western Asset Ultra-Short Income Fund 2023 Annual Report	53

Notes to financial statements (cont’d)

assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2023, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are

54	Western Asset Ultra-Short Income Fund 2023 Annual Report

recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly.

Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$13	$(13)

(a)	Reclassifications are due to book/tax differences in the treatment of various items.

Western Asset Ultra-Short Income Fund 2023 Annual Report	55

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.30% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class I and Class IS shares did not exceed 0.65%, 1.63%, 1.38%, 0.38% and 0.35%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended May 31, 2023, fees waived and/or expenses reimbursed amounted to $353,039, which included an affiliated money market fund waiver of $17,109.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

56	Western Asset Ultra-Short Income Fund 2023 Annual Report

Pursuant to these arrangements, at May 31, 2023, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class C1	Class I	Class IS
Expires May 31, 2024	$50,959	$64	$7	$139,824	$2,507
Expires May 31, 2025	103,439	1,284	109	217,247	13,851
Total fee waivers/expense reimbursements subject to recapture	$154,398	$1,348	$116	$357,071	$16,358

For the year ended May 31, 2023, LMPFA did not recapture any fees.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. Class A shares of the Fund are not subject to a CDSC, however, Class A shares acquired through an exchange of shares from another fund sold by the Distributor that were subject to a CDSC remain subject to the original shares’ CDSC while held in the Fund.

For the year ended May 31, 2023, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	—
CDSCs	$8,790

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended May 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$19,358,260	$30,953,305
Sales	151,871,733	41,133,112

Western Asset Ultra-Short Income Fund 2023 Annual Report	57

Notes to financial statements (cont’d)

At May 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$484,917,257	$266,757	$(34,108,053)	$(33,841,296)
Written options	(397,122)	102,306	(89,522)	12,784
Futures contracts	—	446,145	(372,133)	74,012
Swap contracts	11,223	400,997	(497,863)	(96,866)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2023.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$498,850	—	$498,850
Futures contracts[3]	446,145	—	446,145
Centrally cleared swap contracts[4]	399,911	$1,086	400,997
Total	$1,344,906	$1,086	$1,345,992

LIABILITY DERIVATIVES[1]
			Interest Rate Risk
Written options			$384,338
Futures contracts[3]			372,133
Centrally cleared swap contracts[4]			497,863
Total			$1,254,334

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

58	Western Asset Ultra-Short Income Fund 2023 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(210,412)	—	$(210,412)
Futures contracts	8,026,623	—	8,026,623
Written options	818,392	—	818,392
Swap contracts	684,089	$53,761	737,850
Total	$9,318,692	$53,761	$9,372,453

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(33,076)	—	$(33,076)
Futures contracts	798,515	—	798,515
Written options	(29,383)	—	(29,383)
Swap contracts	(365,614)	$14,916	(350,698)
Total	$370,442	$14,916	$385,358

[1]

The change in net unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended May 31, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$99,256
Written options	134,430
Futures contracts (to buy)	95,265,490
Futures contracts (to sell)	283,940,318

Average Notional Balance
Interest rate swap contracts	$68,771,846
Credit default swap contracts (sell protection)	8,421,154

Western Asset Ultra-Short Income Fund 2023 Annual Report	59

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.75% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$569,798	$170,018
Class C	58,168	3,029
Class C1	594	314
Class I	—	241,278
Class IS	—	2,248
Total	$628,560	$416,887

For the year ended May 31, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$110,418
Class C	1,458
Class C1	111
Class I	225,545
Class IS	15,507
Total	$353,039

6. Distributions to shareholders by class

	Year Ended May 31, 2023	Year Ended May 31, 2022
Net Investment Income:
Class A	$6,171,790	$4,164,214
Class C	128,120	5,140
Class C1	1,696	720
Class I	8,230,501	3,651,209
Class IS	1,666,153	588,434
Total	$16,198,260	$8,409,717

7. Shares of beneficial interest

At May 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

60	Western Asset Ultra-Short Income Fund 2023 Annual Report

Transactions in shares of each class were as follows:

	Year Ended May 31, 2023		Year Ended May 31, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	18,551,741	$161,663,932	52,771,906	$474,127,429
Shares issued on reinvestment	699,498	6,105,258	450,705	4,015,782
Shares repurchased	(30,297,407)	(264,293,684)	(52,284,981)	(465,079,523)
Net increase (decrease)	(11,046,168)	$(96,524,494)	937,630	$13,063,688
Class C
Shares sold	889,297	$7,804,857	191,271	$1,709,866
Shares issued on reinvestment	14,460	127,980	548	4,889
Shares repurchased	(494,141)	(4,373,030)	(53,120)	(479,936)
Net increase	409,616	$3,559,807	138,699	$1,234,819
Class C1
Shares sold	—	—	—	—
Shares issued on reinvestment	194	$1,688	76	$672
Shares repurchased	(220)	(1,903)	(31,553)	(279,816)
Net decrease	(26)	$(215)	(31,477)	$(279,144)
Class I
Shares sold	24,841,288	$215,709,014	37,532,343	$334,312,026
Shares issued on reinvestment	942,054	8,192,423	406,735	3,609,771
Shares repurchased	(30,364,684)	(263,912,345)	(32,794,280)	(291,381,984)
Net increase (decrease)	(4,581,342)	$(40,010,908)	5,144,798	$46,539,813
Class IS
Shares sold	1,231,619	$10,710,092	6,504,447	$58,026,302
Shares issued on reinvestment	190,476	1,662,743	66,150	587,552
Shares repurchased	(3,474,643)	(30,329,862)	(1,393,320)	(12,363,154)
Net increase (decrease)	(2,052,548)	$(17,957,027)	5,177,277	$46,250,700

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended May 31, 2023. The following transactions were effected in such company for the year ended May 31, 2023.

Western Asset Ultra-Short Income Fund 2023 Annual Report	61

Notes to financial statements (cont’d)

	Affiliate Value at May 31, 2022	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$293,289,798	293,289,798	$293,289,798	293,289,798

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2023
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$559,289	—	—

9. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended May 31, 2023.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$16,198,260	$8,409,717

62	Western Asset Ultra-Short Income Fund 2023 Annual Report

As of May 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$301,227
Deferred capital losses*	(10,667,979)
Other book/tax temporary differences(a)	(99,617)
Unrealized appreciation (depreciation)(b)	(33,851,366)
Total distributable earnings (loss) — net	$(44,317,735)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on futures, options and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities and other book/tax basis adjustments.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matter

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which was the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR is no longer published on a representative basis. Alternative references rates have been established in most major currencies. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the

Western Asset Ultra-Short Income Fund 2023 Annual Report	63

Notes to financial statements (cont’d)

legislation, a benchmark replacement recommended by the Federal Reserve Board effectively automatically replaced the USD LIBOR benchmark in the contract upon LIBOR’s cessation at the end of June 2023. The recommended benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. Various industry groups are in the process of facilitating the transition away from LIBOR, but there remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally.

64	Western Asset Ultra-Short Income Fund 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Ultra-Short Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Ultra-Short Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

July 20, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Ultra-Short Income Fund 2023 Annual Report	65

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Trustees (the “Executive and Contracts Committee”) considered the Management Agreement between the Trust and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) with respect to the Fund and the subadvisory agreement between LMPFA and Western Asset Management Company, LLC (“Western Asset” or the “Subadviser”, and together with LMPFA, the “Advisers”) with respect to the Fund (collectively, the “Agreements”) at a meeting held on April 27, 2023. At an in-person meeting held on May 15, 2023, the Executive and Contracts Committee reported to the full Board of Trustees their considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

In arriving at their decision to approve the renewal of the Agreements, the Trustees met with representatives of the Advisers, including relevant investment advisory personnel; considered a variety of information prepared by the Advisers, materials provided by Broadridge and advice and materials provided by counsel to the Independent Trustees; reviewed performance and expense information for peer groups of comparable funds selected by Broadridge (the “Performance Universe”) and certain other comparable products available from Western Asset or affiliates of Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings (and various committee meetings) with respect to the Fund’s performance and other relevant matters and related discussions with the Advisers’ personnel. The information received and considered by the Board both in conjunction with the May meeting and at prior meetings was both written and oral. With respect to the Broadridge materials, the Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time.

As part of their review, the Trustees examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund and the Subadviser’s ability to provide high quality investment management services to the Fund. The Trustees considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; and the capability and integrity of LMPFA’s senior management and staff. The Trustees also considered the investment philosophy and research and decision-making processes of the Subadviser; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadviser to attract and retain capable research and advisory personnel; the risks to the Advisers

66	Western Asset Ultra-Short Income Fund

associated with sponsoring the Fund (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as LMPFA’s and the Subadviser’s risk management processes; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund, and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. Based on the foregoing, the Trustees concluded that the Subadviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of LMPFA’s and Western Asset’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of LMPFA and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Advisers. The Board recognized the importance of having a fund manager with significant resources.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds and to its investment benchmark over the one-, three-, five- and ten-year periods ended December 31, 2022. The information comparing the Fund’s performance to that of its Performance Universe, consisting of funds (including the Fund) classified as retail and institutional short investment-grade debt funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended December 31, 2022 were above the median. The Board noted that the Fund’s performance trailed the performance of its benchmark index for the 1- and 3-year periods and exceeded the performance of its benchmark index for the 5-and 10-year periods. The Board considered the factors involved in the Fund’s performance relative to the performance of its investment benchmark and Performance Universe.

The Trustees also considered the management fee payable by the Fund to LMPFA, total expenses payable by the Fund and the fee that LMPFA pays to the Subadviser. They reviewed information concerning management fees paid to investment advisers of similarly managed funds as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Trustees also noted that the Fund does not pay any management fees directly to the Subadviser because LMPFA pays the Subadviser for services provided to the Fund out of the management fee LMPFA receives from the Fund. The information comparing the Fund’s Contractual and Actual Management Fees as well as

Western Asset Ultra-Short Income Fund	67

Board approval of management and subadvisory agreements (unaudited) (cont’d)

its actual total expense ratio to its peer group, consisting of a group of institutional short investment-grade debt funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and the Actual Management Fee were below the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2024.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and certain other service providers for the Fund. In that connection, the Board considered that the ancillary benefits that the Advisers receive were reasonable. The Trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Board noted that the Fund’s Contractual Management Fee and Actual Management Fee were below the median of the peer group. The Board also noted the size of the Fund.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and each Trustee may have attributed different weight to the various factors in evaluating the Agreements. The foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

68	Western Asset Ultra-Short Income Fund

Statement regarding liquidity risk management program (unaudited)

Each of the Franklin Templeton and Legg Mason Funds has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

Western Asset Ultra-Short Income Fund	69

Statement regarding liquidity risk management program (unaudited) (cont’d)

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2023, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2022. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

70	Western Asset Ultra-Short Income Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Ultra-Short Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022)
Number of funds in fund complex overseen by Trustee[3]	52
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	52
Other Trusteeships held by Trustee during the past five years	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly, Amateur Athletic Foundation of Los Angeles)
Number of funds in fund complex overseen by Trustee[3]	52
Other Trusteeships held by Trustee during the past five years	None

Western Asset Ultra-Short Income Fund	71

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	52
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	52
Other Trusteeships held by Trustee during the past five years	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); Republic Services, Inc. (since 2009); and formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	52
Other Trusteeships held by Trustee during the past five years	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)

72	Western Asset Ultra-Short Income Fund

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	52
Other Trusteeships held by Trustee during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	52
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	52
Other Trusteeships held by Trustee during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022)

Western Asset Ultra-Short Income Fund	73

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	52
Other Trusteeships held by Trustee during the past five years	Director of Provivi, Inc. (since 2017); and Director of Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 127 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	127
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

74	Western Asset Ultra-Short Income Fund

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly, registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Ultra-Short Income Fund	75

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

76	Western Asset Ultra-Short Income Fund

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Ultra-Short Income Fund	77

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended May 31, 2023:

	Pursuant to:		Amount Reported
Qualified Net Interest Income (QII)	§	871(k)(1)(C)	$9,284,975
Section 163(j) Interest Earned	§	163(j)	$14,904,796
Interest Earned from Federal Obligations		Note (1)	$174,771

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

78	Western Asset Ultra-Short Income Fund

Western Asset

Ultra-Short Income Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Ultra-Short Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Ultra-Short Income Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Ultra-Short Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC,

Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans

Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD2224 07/23 SR23-4687

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit-Related Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2022 and May 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,845 in May 31, 2022 and $35,845 in May 31, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2022 and $0 in May 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,000 in May 31, 2022 and $10,000 in May 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in May 31, 2022 and $0 in May 31, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $343,489 in May 31, 2022 and $350,359 in May 31, 2023.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 26, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	July 26, 2023